CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the use of our report dated January 7, 1999, on the financial statements of Kenilworth Fund, Inc. referred to therein, in Post-Effective Amendment No. 7 to the Registration
Statement on Form N-1A, File No. 811-7620, as filed with the
Securities and Exchange Commission.

                                   /s/McGladrey & Pullen, LLP
Chicago, Illinois
April 26, 1999